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                                                                    EXHIBIT 23.3

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



         We hereby consent to the use of our report dated August 1, 1995 relating to the financial statements of The Bank of Heard County as of April 30, 1995, included in the Registration Statement on Form S-4 and to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4.



                                           /s/ Geeslin, Johnson & Wetherington

Peachtree City Georgia                     GEESLIN, JOHNSON & WETHERINGTON
December 27, 1995